VANGUARD(R) EXPLORER(TM) FUND

[PHOTOS APPEAR HERE]

ANNUAL REPORT
  OCTOBER 31, 2002

[THE VANGUARD GROUP(R) LOGO]

EARNING YOUR TRUST EVERY DAY

     The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.

--John J. Brennan

Chairman and Chief Executive Officer

[PHOTO OF JOHN J. BRENNAN]
/S/ JOHN J. BRENNAN

Summary

* Vanguard Explorer Fund returned -13.9% during its 2002 fiscal year, a disappointing result, but one that was far ahead of returns for its small-cap stock benchmarks.
* A combination of factors--lower profits, accounting scandals, a fitful economic recovery, and worries about war and terrorism--drove stocks lower during the 12 months ended October 31, 2002.
* The fund held up better than its average mutual fund peer in part because it earned relatively strong returns from investments in retailers.

Contents

   1 Letter from the Chairman

   6 Report from the Advisers

   9 Fund Profile

  10 Glossary of Investment Terms

  11 Performance Summary

  12 Your Fund's After-Tax Returns

  13 Financial Statements

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN

Fellow Shareholder,

During a dismal 12 months for stocks, Vanguard(R) Explorer(TM) Fund recorded a disappointing total return of -13.9%. But the Explorer Fund set itself far apart from its comparative measures. In a market that was particularly difficult for small-capitalization growth stocks, the fund held up notably better than its two main benchmarks by virtue of strong stock selection among retailers and restaurants and avoidance of the worst performers among health care and technology shares.
     The adjacent table presents the total returns (capital changes plus reinvested distributions) for the Explorer Fund's Investor and Admiral(TM) Shares and for the relevant benchmarks. (The fund's Admiral Shares--a lower-cost class of shares for large or long-standing accounts--became available on November 12, 2001, and declined -17.0% through October 31, 2002. However, for shareholders who converted from Investor to Admiral Shares, the full fiscal-year return was about -13.9%.)

----------------------------------------------
2002 TOTAL RETURNS           FISCAL YEAR ENDED
                                    OCTOBER 31
----------------------------------------------
Vanguard Explorer Fund
  Investor Shares                       -13.9%
  Admiral Shares*                       -17.0
Average Small-Cap Growth Fund**         -20.0
Russell 2000 Growth Index               -21.6
Wilshire 5000 Index                     -13.4
----------------------------------------------
 *Since inception, November 12, 2001.
**Derived from data provided by Lipper Inc.

     Page 5 provides a breakdown of the components of your fund's total returns.

STOCKS FALTERED; THE FED CUT INTEREST RATES
Weak corporate earnings, accounting scandals, a tepid economy, and talk of war with Iraq plagued the stock market, with broad indexes hitting multiyear lows in early October. A strong rebound in the final weeks of the fiscal year mitigated some of the damage, but the U.S. equity market, as measured by the Wilshire 5000 Total Market Index, posted a 12-month return of -13.4%.
     The decline was widespread, but smaller companies held up better than large companies. And value stocks--those considered "cheap" when measured against earnings, book value, or other standards--lost less ground than growth issues. The difference between returns of growth and value stocks was especially wide among small stocks. The growth component of the Russell 2000 Index returned -21.6% during the fiscal year; the index's value shares returned -2.5%.

                                                       -------------------------
                                                        If you own the fund in a
                                                        taxable account, you may
                                                       wish to see page 12 for a
                                                            report on the fund's
                                                              after-tax returns.
                                                       -------------------------

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED OCTOBER 31, 2002
                                                  ------------------------------
                                                  ONE         THREE         FIVE
                                                 YEAR         YEARS        YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                -14.6%        -11.7%         0.7%
Russell 2000 Index (Small-caps)                -11.6          -3.2         -1.7
Wilshire 5000 Index (Entire market)            -13.4         -11.3          0.1
MSCI All Country World Index Free
  ex USA (International)                       -10.9         -13.1         -3.0
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                      5.9%          9.2%         7.4%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index              6.2           8.2          6.3
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                       1.9           4.1          4.4
================================================================================
CPI
Consumer Price Index                             2.0%          2.5%         2.3%
--------------------------------------------------------------------------------

     The U.S. economy recovered from 2001's recession, but economic expansion was less than robust. Nevertheless, in a promising sign, business spending on computer hardware and software grew modestly in the second half of the fiscal year after a lengthy period of steep declines. And corporate profits in the third calendar quarter of 2002 were, on average, up modestly from the weak numbers reported a year earlier.
     Meanwhile, near-stable prices allowed the Federal Reserve Board to continue cutting interest rates to spur the economy. Early in the fiscal year, the Fed twice cut its target for the federal funds rate--the interest charged on overnight loans between banks--by a total of 75 basis points (0.75 percentage point), to 1.75%, the lowest level in four decades. (Just after the fiscal year-end, the Fed made yet another cut, bringing the target rate to 1.25%.)

DOWNGRADES AND DEFAULTS ROSE, BUT BONDS POSTED SOLID RETURNS
Bonds generated respectable returns, with the Lehman Brothers Aggregate Bond Index--a proxy for taxable investment-grade bonds--gaining 5.9%. But corporate issues were dogged by downgrades and defaults. For every issuer that received a higher credit rating during the third calendar quarter of 2002, five were downgraded, according to Moody's Investors Service. And through June 30, 40% of all high-yield ("junk") bonds issued in 1997, 1998, and 1999 were in default, according to Fitch Ratings.
     The credit problems in the corporate sector made government and agency securities, which have essentially no (or very little) credit risk, especially appealing to investors, and they posted the bond market's highest returns. In early October, the yield of the 10-year U.S. Treasury note fell to 3.61%--its lowest level in more than 40 years. (Yields move in the opposite direction from bond prices.) At fiscal year-end, the 10-year Treasury's yield was 3.89%, down 34 basis points from the start of the period. The yield of the 3-month Treasury bill, which is most sensitive to the Federal Reserve's moves, ended 56 basis points lower at 1.45%.

LIKE THE MARKET, THE FUND SAW A STRONG START, THEN SHARP DECLINES
Though the 2002 fiscal year was a terrible period for stock investors, it certainly didn't start out that way. In fact, even at the year's midpoint, stocks were up strongly: The Explorer Fund recorded a six-month return of nearly 16%. But stocks turned sour quickly and plunged during the summer and the autumn. During the final six months of the year, the Explorer Fund declined -26%.

                                                          ----------------------
                                                               The advisers made
                                                          relatively solid stock
                                                             selections in three
                                                              sectors:  consumer
                                                           discretionary, health
                                                           care, and technology.
                                                          ----------------------

     For the full fiscal year, the fund's return was poor on an absolute basis, but solid relative to its average mutual fund peer and to the Russell 2000 Growth Index, an unmanaged benchmark for small stocks. Though a smaller relative decline may be cold comfort to investors, the value of preserving more of your capital should not be underestimated.
     The fund held up better than its competitors primarily because of relatively strong stock-picking in three sectors: consumer discretionary, health care, and technology. Among consumer discretionary stocks--a group made up of retailers, restaurants, and media companies--the fund earned a return of 2% for the 12 months, far above the index sector's return of -5%. Because the sector was the fund's largest--the group accounted for nearly one-quarter of Explorer's assets--the solid performance made a big contribution to our relative results.
     In the health care and technology sectors, which together accounted for more than 35% of the fund's assets, success was defined by avoiding some of the poorest performers. The fund's health care stocks declined -20%, but the index sector fared far worse, returning -32%. In the technology sector, the fund's holdings declined a remarkable -38% during the 12 months, but the index's tech shares fell -42%.

-------------------------------------------------------------
FUND ASSETS MANAGED                          OCTOBER 31, 2002
                                        ---------------------
                                        $ MILLION  PERCENTAGE
-------------------------------------------------------------
Granahan Investment Management, Inc.       $1,243         33%
Wellington Management Company, LLP            895         24
Grantham, Mayo, Van Otterloo & Co. LLC        690         19
Vanguard Quantitative Equity Group            452         12
Chartwell Investment Partners                 289          8
Cash Investments*                             156          4
-------------------------------------------------------------
Total                                      $3,725        100%
-------------------------------------------------------------
* This cash is invested by The Vanguard Group in equity index products to simulate investment in stocks. Each adviser may also maintain a modest cash position.

     As you know, the fund's assets are divided among five investment advisers. The table above shows the allocation among advisers at fiscal year-end. For further details on the fund's holdings, see the Report from the Advisers on page 6.

* EXPLORER'S INDEX BENCHMARK TO CHANGE IN EARLY 2003
In late November, Vanguard Explorer Fund's board of trustees approved a change in the fund's index benchmark from the Russell 2000 Growth Index to the Russell 2500 Growth Index. Beginning on January 31, 2003, the Russell 2500 Growth Index will serve as the standard against which the fund's performance will be compared. Also, the compensation received by each of the fund's advisers will be based, in part, on their returns relative to that of the Russell 2500 Growth Index.
     The change will broaden the universe of stocks from which the fund's advisers make their selections, but it will not change the fund's investment objective, strategy, or policies. The Russell 2500 Growth Index is made up of the growth-oriented stocks within the Russell 2500 Index--a measure of small-capitalization equities. Though there is no perfect standard for small-cap growth stocks, the Russell 2500 Growth Index is a diversified, widely accepted benchmark.
     For your reference: During the 12 months ended October 31, 2002, the Russell 2500 Growth Index returned -20.6%, slightly better than the -21.6% return of the Russell 2000 Growth Index. Over the past ten years, the Russell 2500 Growth Index earned an annualized return of 6.1%.

OVER THE LONG RUN, DIVERSIFICATION AND COSTS MATTER
The past 12 months were one of the toughest periods on record for stock market investors. We hope, however, that investors do not assume that tough times will continue indefinitely. In fact, building your investment plan on the assumption that the future holds periods of both terrific returns and disappointing results is the wisest approach, in our view.

-------------------------------------------------------------
TOTAL RETURNS                                 TEN YEARS ENDED
                                             OCTOBER 31, 2002
                                 ----------------------------
                                 AVERAGE       FINAL VALUE OF
                                  ANNUAL            A $10,000
                                  RETURN   INITIAL INVESTMENT
-------------------------------------------------------------
Explorer Fund Investor Shares       9.2%              $24,047
Average Small-Cap Growth Fund       9.5                24,690
Russell 2000 Growth Index           3.6                14,221
Wilshire 5000 Index                 9.4                24,463
-------------------------------------------------------------

     The past decade has been a volatile one for the stock market and for the Explorer Fund but a generally rewarding one for investors. The table above compares the growth of a hypothetical $10,000 investment in the Explorer Fund with the performance of similar investments in the fund's comparative benchmarks.
     We believe that the Explorer Fund's experienced investment team and its low costs position it well for strong relative performance in the future. In fiscal 2002, the Explorer Fund's Investor Shares carried an expense ratio

(annual operating costs as a percentage of average net assets) of 0.70%, or $7.00 per $1,000 invested; for the Admiral Shares, the annualized figure was 0.61%. In sharp contrast, the average small-cap growth fund charged 1.65%, or $16.50 per $1,000 invested.

FOCUS ON THE PLAN, NOT PERFORMANCE
For almost three years, the declining stock market has been a source of anxiety for investors. The most counterproductive approach to these worries would be to panic and abandon stocks. Investing is a long-term undertaking, and building the wealth necessary to meet significant long-term goals takes time and perspective. To put it another way, we need the ability to withstand the stock market's downs in order to profit from its ups. It seems like quite a while since investors have enjoyed the ups, but stock prices and the performance of Vanguard Explorer Fund will enjoy better days. Unfortunately, no one can say definitively when.
     A wise approach to this uncertainty is to develop and stick with a sensible long-term investment plan, one that includes a mix of stock, bond, and money market funds in proportions suited to your circumstances and your goals. By focusing on your goals, and ignoring the financial markets' daily moves, you enhance your prospects of success.
     We thank you for entrusting your assets to us, and for your steadfastness in these difficult equity markets.

Sincerely,

/S/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer                           November 14, 2002

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            OCTOBER 31, 2001-OCTOBER 31, 2002

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                             STARTING         ENDING        INCOME       CAPITAL
                          SHARE PRICE    SHARE PRICE     DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Explorer Fund
  Investor Shares              $51.91         $44.60        $0.105        $0.000
  Admiral Shares                50.00*         41.43         0.107         0.000
--------------------------------------------------------------------------------
*At inception on November 12, 2001.

--------------------------------------------------------------------------------
REPORT FROM THE ADVISERS

After a rewarding start, Vanguard Explorer Fund and the stock market in general experienced a punishing finish to the fiscal year ended October 31, 2002. Your fund's Investor Shares gained 15.7% during the first half of the fiscal year, only to give up all those gains--and more--to end the period with a -13.9% total return. The only solace in this disappointing turnabout was that the fund outpaced, by sizable margins, both the average small-capitalization growth fund (by 6.1 percentage points) and its unmanaged comparative standard, the Russell 2000 Growth Index (by 7.7 percentage points).

THE INVESTMENT ENVIRONMENT
Corporate earnings remained under intense pressure during the fiscal year, even though the overall economy expanded. Overcapacity in many industries translated into low pricing power. At the same time, many companies' heavy debt loads meant that much of their cash flow went into interest payments, not profits.
     Solid gains for small-cap stocks early in the fiscal year evaporated along with investors' hopes for a rapid acceleration in economic growth and corporate profits. Although housing and auto sales remained strong all year, investors' confidence in stocks was shaken by the collapse of firms such as Enron, WorldCom, and Adelphia Communications, and by various scandals and accounting problems at several other high-profile companies. Rising tensions in the Middle East and continued threats of terrorism did little to buoy the spirits of investors or to encourage businesses to boost investment.
     As we noted in our letter six months ago, the economic "backdrop remains murky." It's unlikely that either stock market investors or corporate managers will grow bolder until there are clear signs that the economy is strengthening. Although the stock market as a whole is not cheap by historical valuation levels, some individual stocks have fallen to levels that make them attractive. Indeed, the long bear market has pushed some well-established companies with strong market positions and solid brand names from the large-cap realm into the small-cap arena.
     Among small-cap stocks, value issues held up much better than their growth-oriented counterparts. The Russell 2000 Value Index fell -2.5% during the fiscal year, fully 19 percentage points above the result recorded by the Russell 2000 Growth Index.

-------------------------------
Investment Philosophy

The fund reflects a belief that
superior long-term investment
results can be achieved by
selecting a diversified
group of small-company
stocks with prospects for
above-average growth.
-------------------------------

THE FUND'S SUCCESSES
In a year when stock prices fell sharply, a discussion of "successes" refers mostly to returns relative to benchmarks and competitors. We recognize that shareholders draw little comfort from beating benchmarks or competing funds. Yet losing less in a down market can contribute to superior long-term performance for a stock fund and its shareholders.
     Given that the Explorer Fund's industry weightings don't vary widely from the weightings of other small-cap growth funds or the Russell 2000 Growth Index, differences in our performance--good or bad--tend to be due mostly to stock selection.
     Three broad industry groups--health care, consumer discretionary, and technology--accounted for about 60% of the fund's assets during fiscal 2002. In all three areas, Explorer's results were better than the returns for the same sectors within the Russell 2000 Growth Index. However, the fund outperformed in health care and technology by losing less than the benchmark.
     Our health care stocks, about 19% of assets on average, recorded a -20% return, versus a -32% return for health care stocks in the index. Our tech holdings, at about 16% of assets, fell -38%, not quite as bad as the -42% return for the index's tech component. Our largest concentration was in the consumer discretionary group (about 24% of assets), which earned 2%, versus -5% for the index sector.
     Among individual holdings, we had gains from a number of retailing stocks in the consumer discretionary group, including Michaels Stores, PETsMART, Pier 1 Imports, Circuit City Stores, Pacific Sunwear, and Ross Stores. Other relatively strong performers in consumer-related stocks included Westwood One, Expedia, and Dial Corporation.
     In the health care sector, good performers included Henry Schein, Mentor, and Mid Atlantic Medical Services. Among our holdings that fared reasonably well in the trouble-plagued technology and telecommunications sectors were Nextel Partners and Western Digital.

THE FUND'S SHORTFALLS
As noted, we had significant declines in two sectors where we had invested a large portion of the Explorer Fund's assets--technology and health care. Although we did better than our index benchmark and many peer funds in these industries, they accounted for more than half of the fund's decline during fiscal 2002.
     Significant losses in the tech sector were registered by GlobespanVirata, Pixelworks, Openwave Systems, Stellent, and Brocade Communications. Poor performers among our health care holdings included Cubist Pharmaceuticals, Transkaryotic Therapies, and Kindred Healthcare.

     The producer durables sector, where our holdings fell -19%, also did some damage, since we averaged 7% of assets there. Big decliners included Polycom and Mettler-Toledo.
     The only sectors in which the fund's returns trailed those of the index were financial services (Explorer's holdings returned -3%, versus +2% for the index holdings) and utilities (-58% for the fund versus -50% for the index). The more important shortfall was in financial services, because we held about 11% of assets there on average. Utilities was the worst-performing sector for Explorer, but the fund had just over 1% of assets there.

THE FUND'S POSITION
As we enter fiscal 2003, the Explorer Fund is modestly overweighted versus the Russell 2000 Growth Index in the consumer discretionary (24.9% of fund assets versus 20.4% of the index) and auto & transportation (5.2% versus 2.4%) sectors. Our biggest underweightings are in financial services (13.0% versus 17.5%) and technology (15.5% versus 17.5%).
     The lack of big industry "bets" and the fund's extremely wide diversification--we hold 901 stocks and no one issue accounts for as much as 1% of assets--are characteristics that have helped the Explorer Fund to outperform its average peer during the bear market that began in spring 2000. Yet we are positioned to benefit when economic activity and the stock market rebound.

GRANAHAN INVESTMENT MANAGEMENT, INC.
WELLINGTON MANAGEMENT COMPANY, LLP
GRANTHAM, MAYO, VAN OTTERLOO & Co. LLC
VANGUARD QUANTITATIVE EQUITY GROUP
CHARTWELL INVESTMENT PARTNERS

November 14, 2002

--------------------------------------------------------------------------------
FUND PROFILE                                              As of October 31, 2002

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.

EXPLORER FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                        COMPARATIVE        BROAD
                                         FUND                INDEX*      INDEX**
--------------------------------------------------------------------------------
Number of Stocks                          901                 1,281        5,691
Median Market Cap                       $0.9B                 $0.6B       $28.0B
Price/Earnings Ratio                    42.3x                 35.4x        22.6x
Price/Book Ratio                         2.1x                  2.4x         2.5x
Yield                                    0.8%                  1.7%
Investor Shares                          0.1%
Admiral Shares                           0.2%
Return on Equity                        14.1%                 14.8%        21.4%
Earnings Growth Rate                    13.3%                 13.7%         9.3%
Foreign Holdings                         2.6%                  0.0%         0.3%
Turnover Rate                             69%                    --           --
Expense Ratio                                                    --           --
Investor Shares                         0.70%
Admiral Shares                         0.61%+
Cash Investments                         3.4%                    --           --
--------------------------------------------------------------------------------

-------------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

Western Digital Corp.                        0.9%
  (computer technology)
Tidewater Inc.                               0.8
  (transportation)
Henry Schein, Inc.                           0.8
  (medical)
Mentor Corp.                                 0.8
  (medical)
Jefferies Group, Inc.                        0.7
  (securities brokers and services)
Cree, Inc.                                   0.7
  (electronics)
Maxtor Corp.                                 0.6
  (computer technology)
Foot Locker, Inc.                            0.6
  (retail)
C.H. Robinson Worldwide, Inc.                0.6
  (transportation)
St. Mary Land & Exploration Co.              0.6
  (oil)
-------------------------------------------------
Top Ten                                      7.1%
-------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

---------------------------------------------------------------------
VOLATILITY MEASURES
                                    COMPARATIVE                 BROAD
                      FUND               INDEX*    FUND       INDEX**
---------------------------------------------------------------------
R-Squared             0.96                 1.00    0.68          1.00
Beta                  0.81                 1.00    1.26          1.00
---------------------------------------------------------------------

-------------------------------------------------
INVESTMENT FOCUS

[GRAPHIC APPEARS HERE]

MARKET CAP                                  SMALL
STYLE                                      GROWTH
-------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                       COMPARATIVE         BROAD
                                        FUND                INDEX*       INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                   5.2%                  2.4%          2.6%
Consumer Discretionary                 24.9                  20.4          15.4
Consumer Staples                        1.8                   2.2           7.7
Financial Services                     13.0                  17.5          22.6
Health Care                            20.1                  19.6          14.2
Integrated Oils                         0.0                   0.0           3.6
Other Energy                            4.9                   4.5           2.0
Materials & Processing                  4.6                   5.4           3.6
Producer Durables                       7.7                   7.9           3.8
Technology                             15.5                  17.5          12.7
Utilities                               1.5                   2.3           6.8
Other                                   0.8                   0.3           5.0
--------------------------------------------------------------------------------



 *Russell 2000 Growth Index.
**Wilshire 5000 Index.
 +Annualized.

                                                            Visit our website at
                                                                www.vanguard.com
                                         for regularly updated fund information.

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                       As of October 31, 2002

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

EXPLORER FUND
--------------------------------------------------------------
CUMULATIVE PERFORMANCE October 31, 1992-October 31, 2002

[MOUNTAIN CHART APPEARS HERE]

            EXPLORER       AVERAGE       RUSSELL
                FUND     SMALL-CAP          2000      WILSHIRE
QUARTER     INVESTOR        GROWTH        GROWTH          5000
ENDED         SHARES         INDEX         INDEX         INDEX
--------------------------------------------------------------
199210        $10000        $10000        $10000        $10000
199301         11034         11295         11373         10730
199304         10427         10688         10682         10746
199307         11081         11610         11463         11132
199310         12228         12820         12767         11778
199401         12829         13454         13073         12167
199404         12226         12593         12235         11464
199407         11771         11983         11613         11601
199410         12776         13158         12650         12073
199501         12558         13043         12171         12043
199504         13396         14103         13303         13172
199507         14887         16955         15529         14631
199510         15007         16863         15255         15183
199601         15846         17898         16146         16515
199604         18027         21075         18538         17408
199607         16465         19188         15998         16780
199610         17704         20947         17287         18493
199701         18383         22448         18567         20540
199704         16643         18643         16027         20478
199707         20188         24388         20038         24700
199710         21056         25484         20948         24336
199801         20284         24717         20187         25736
199804         22839         27759         23032         29335
199807         19956         24700         19775         28908
199810         18693         21467         17626         27935
199901         21693         26670         21644         32756
199904         21567         25888         22163         34358
199907         23640         29272         22644         34213
199910         23393         31403         22787         35107
200001         29651         41432         29362         37417
200004         32197         42211         29118         38416
200007         32189         43173         27430         37921
200010         33350         43483         26471         37953
200101         33989         40735         24851         36101
200104         31938         34824         21881         32988
200107         31658         35410         21036         32216
200110         27939         30877         18132         28249
200201         31774         34132         20126         30573
200204         32318         32215         20017         29730
200207         24683         25021         14597         25109
200210         24047         24690         14221         24463
--------------------------------------------------------------

                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                             PERIODS ENDED OCTOBER 31, 2002
                                                         -------------------------------------          FINAL VALUE
                                                              ONE           FIVE           TEN         OF A $10,000
                                                             YEAR          YEARS         YEARS           INVESTMENT
-------------------------------------------------------------------------------------------------------------------
Explorer Fund Investor Shares                             -13.93%          2.69%         9.17%              $24,047
Average Small-Cap Growth Fund*                            -20.04          -0.63          9.46                24,690
Russell 2000 Growth Index                                 -21.57          -7.45          3.58                14,221
Wilshire 5000 Index                                       -13.40           0.10          9.36                24,463
-------------------------------------------------------------------------------------------------------------------

                                                                                                        FINAL VALUE
                                                                                         SINCE        OF A $250,000
                                                                                   INCEPTION**           INVESTMENT
-------------------------------------------------------------------------------------------------------------------
Explorer Fund Admiral Shares                                                           -16.98%             $207,552
Russell 2000 Growth Index                                                              -24.01               189,977
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) October 31, 1992-October 31, 2002

[BAR CHART APPEARS HERE]

           EXPLORER       RUSSELL
               FUND          2000
FISCAL     INVESTOR        GROWTH
YEAR         SHARES         INDEX
1993          22.3%         27.7%
1994           4.5          -0.9
1995          17.5          20.6
1996          18.0          13.3
1997          18.9          21.2
1998         -11.2         -15.9
1999          25.1          29.3
2000          42.6          16.2
2001         -16.2         -31.5
2002         -13.9         -21.6
--------------------------------------------------------------------------------




 *Derived from data provided by Lipper Inc.
**November 12, 2001.
Note: See Financial Highlights tables on pages 26 and 27 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended September 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                               TEN YEARS
                                        ONE     FIVE  --------------------------
                  INCEPTION DATE       YEAR    YEARS  CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------
Explorer Fund
  Investor Shares     12/11/1967    -11.11%    0.90%    9.01%     0.39%    9.40%
  Admiral Shares      11/12/2001    -20.27*      --       --        --       --
--------------------------------------------------------------------------------
*Return since inception.

--------------------------------------------------------------------------------
YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)
     The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                      PERIODS ENDED OCTOBER 31, 2002

                                            ONE YEAR     FIVE YEARS    TEN YEARS
                                            ------------------------------------
EXPLORER FUND INVESTOR SHARES
  Returns Before Taxes                       -13.93%          2.69%        9.17%
  Returns After Taxes on Distributions       -13.99           0.16         6.78
  Returns After Taxes on Distributions
    and Sale of Fund Shares                   -8.54           1.59         6.88
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                      As of October 31, 2002

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE^
EXPLORER FUND                                                SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.2%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (4.8%)
  Tidewater Inc.                                          1,106,900  $   31,181
  C.H. Robinson Worldwide, Inc.                             779,800      23,059
  Polaris Industries, Inc.                                  304,700      19,193
* EGL, Inc.                                               1,196,800      16,001
  CNF Inc.                                                  355,500      11,444
* Heartland Express, Inc.                                   511,959      10,050
* Navistar International Corp.                              334,400       7,497
* Knight Transportation, Inc.                               270,650       5,343
  Oshkosh Truck Corp.                                        77,200       4,397
  Winnebago Industries, Inc.                                 91,500       4,148
* ExpressJet Holdings, Inc.                                 362,900       4,137
  Superior Industries
    International, Inc.                                      96,800       4,111
  BorgWarner, Inc.                                           86,600       3,895
* AirTran Holdings, Inc.                                  1,007,800       3,830
* Landstar System, Inc.                                      71,200       3,470
  Thor Industries, Inc.                                      99,700       3,335
* Pacer International, Inc.                                 256,900       3,031
  Airborne, Inc.                                            235,000       3,029
  ArvinMeritor, Inc.                                        164,100       2,486
* J.B. Hunt Transport Services, Inc.                         87,800       2,431
* American Axle &
    Manufacturing Holdings, Inc.                            101,500       2,405
* Mesa Air Group Inc.                                       341,700       1,883
* Continental Airlines, Inc. Class B                        252,600       1,604
* Atlantic Coast Airlines Holdings Inc.                     113,700       1,501
* Gulfmark Offshore, Inc.                                    90,000       1,377
* Genesee & Wyoming Inc. Class A                             47,802       1,047
* Frontier Airlines, Inc.                                   150,350         895
* Tower Automotive, Inc.                                    110,100         584
  Arctic Cat, Inc.                                           35,800         506
* BE Aerospace Inc.                                         100,300         307
* Sports Resorts International, Inc.                         16,600          81
                                                                     -----------
                                                                        178,258
                                                                     -----------
CONSUMER DISCRETIONARY (23.0%)
  ADVERTISING AGENCIES (1.2%)
* Lamar Advertising Co. Class A                             635,400      21,565
  Harte-Hanks, Inc.                                         706,600      13,482
* Insight Communications Co., Inc.                          923,900       8,999

  CASINOS & GAMBLING (1.3%)
* Shuffle Master, Inc.                                      603,500      13,844
* Argosy Gaming Co.                                         333,900       6,681
* MTR Gaming Group Inc.                                     706,600       6,359
* GTECH Holdings Corp.                                      177,900       4,625
* Boyd Gaming Corp.                                         384,600       4,254
* Wynn Resorts Ltd.                                         295,300       3,724
* Station Casinos, Inc.                                     103,100       1,855
* Isle of Capri Casinos, Inc.                               139,500       1,793
* Aztar Corp.                                               127,600       1,724
* Ameristar Casinos, Inc.                                   127,900       1,663
* Multimedia Games Inc.                                      29,200         648

  COMMERCIAL INFORMATION SERVICES (0.2%)
* SOURCECORP, Inc.                                          305,000       6,994
* ProQuest Co.                                               58,800       1,139
* Arbitron Inc.                                              25,800         881

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE^
EXPLORER FUND                                                SHARES        (000)
--------------------------------------------------------------------------------
  CONSUMER ELECTRONICS (0.6%)
* Take-Two Interactive
    Software, Inc.                                          232,400  $    5,991
* United Online, Inc.                                       371,600       4,444
* PLATO Learning, Inc.                                      564,166       3,887
* Register.com, Inc.                                        842,300       3,184
* Activision, Inc.                                           95,600       1,960
* iVillage Inc.                                           1,720,400       1,411
* THQ Inc.                                                   87,450       1,265
* DoubleClick Inc.                                          163,100       1,142

  CONSUMER PRODUCTS (0.5%)
* The Nautilus Group, Inc.                                  268,400       3,688
  Blyth, Inc.                                               122,900       3,466
* The Yankee Candle Co., Inc.                               191,300       3,281
  Matthews International Corp.                               79,942       1,867
* The Topps Co., Inc.                                       214,000       1,776
* Oakley, Inc.                                              115,800       1,369
* Racing Champions ERTL Corp.                                88,100       1,145
* Jarden Corp.                                               46,200       1,106
  The Toro Co.                                               15,200         971

  COSMETICS (0.1%)
  Nu Skin Enterprises, Inc.                                 100,100       1,150
* Del Laboratories, Inc.                                     38,300         954
* Elizabeth Arden, Inc.                                      37,000         407

  EDUCATION--SERVICES (1.0%)
* Corinthian Colleges, Inc.                                 427,763      16,246
* Career Education Corp.                                    158,600       6,361
* ITT Educational Services, Inc.                            242,700       5,303
* Education Management Corp.                                 79,700       2,925
* University of Phoenix                                      71,033       2,209
* DeVry, Inc.                                               151,700       2,154
* Sylvan Learning Systems, Inc.                              84,800       1,295
* Bright Horizons Family
    Solutions, Inc.                                          42,900       1,160
  Strayer Education, Inc.                                    11,700         621

  ENTERTAINMENT (1.2%)
* Pixar, Inc.                                               255,600      13,043
*(2)LodgeNet Entertainment Corp.                            919,700       6,944
* AMC Entertainment, Inc.                                   963,600       6,793
* Club Mediterranee SA                                      217,200       5,227
* Hollywood Entertainment Corp.                             264,600       5,202
* Movie Gallery, Inc.                                       189,300       3,443
* Metro-Goldwyn-Mayer Inc.                                  141,020       1,805
* Alliance Gaming Corp.                                      51,030         855

  HOTEL/MOTEL (0.7%)
  Intrawest Corp.                                         1,224,000      16,646
  The Marcus Corp.                                          673,600       9,585

  HOUSEHOLD FURNISHINGS (0.3%)
* Furniture Brands International Inc.                       313,900       7,097
  American Woodmark Corp.                                    49,200       2,600
  Haverty Furniture Cos., Inc.                               60,500         777
  Libbey, Inc.                                               19,200         542
* Westpoint Stevens, Inc.                                   180,200         142

  JEWELRY WATCHES & GEMS (0.3%)
  Tiffany & Co.                                             250,000       6,545
* Fossil, Inc.                                              188,300       3,693

  LEISURE TIME (0.7%)
  Callaway Golf Co.                                       1,536,300      18,804
* SCP Pool Corp.                                            119,300       3,400
  Action Performance Cos., Inc.                             153,200       3,162
* Penn National Gaming, Inc.                                 71,300       1,474
* Bally Total Fitness Holding Corp.                         211,100       1,435

  PUBLISHING--MISCELLANEOUS (0.6%)
* Playboy Enterprises, Inc. Class B                       1,244,500      10,317
* Scholastic Corp.                                          150,000       6,623
  The McClatchy Co. Class A                                  85,300       5,300

  RADIO & TELEVISION BROADCASTERS (1.8%)
* Entercom Communications Corp.                             224,200      11,035
* Cox Radio, Inc.                                           413,500       9,816
* Sinclair Broadcast Group, Inc.                            828,500       9,801
* Radio One, Inc. Class D                                   530,000       8,840
* Westwood One, Inc.                                        199,046       7,225
  Gray Television, Inc.                                     736,800       6,521
* Cumulus Media Inc.                                        313,957       5,381
* Lin TV Corp.                                              242,475       5,002
* Spanish Broadcasting
    System, Inc.                                            210,900       1,398
* World Wrestling
    Entertainment, Inc.                                     113,400         898

  RENT LEASE SERVICES--CONSUMER (0.3%)
* Rent-A-Center, Inc.                                       225,100       9,983
  Aaron Rents, Inc. Class B                                  29,200         629

  RESTAURANTS (1.1%)
  Ruby Tuesday, Inc.                                        713,200      12,445
* Jack in the Box Inc.                                      187,400       4,065
* P.F. Chang's China Bistro, Inc.                           114,200       3,940
* The Cheesecake Factory                                    108,500       3,678
* Rare Hospitality International Inc.                       126,400       3,372
  Bob Evans Farms, Inc.                                     132,500       3,295
  Applebee's International, Inc.                             86,150       2,050
* Sonic Corp.                                                82,600       1,922
* California Pizza Kitchen, Inc.                             68,000       1,803
* Papa John's International, Inc.                            65,700       1,710

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE^
                                                             SHARES        (000)
--------------------------------------------------------------------------------
* Ryan's Family Steak Houses, Inc.                          132,050  $    1,355
* AFC Enterprises, Inc.                                      70,700       1,292
* IHOP Corp.                                                 41,600         952
* CKE Restaurants Inc.                                       62,200         252
* Panera Bread Co.                                            7,400         241

  RETAIL (6.7%)
* Foot Locker, Inc.                                       2,378,200      23,306
* Borders Group, Inc.                                       921,700      15,881
* Pacific Sunwear of
    California, Inc.                                        656,000      15,331
* Ticketmaster Class B                                      525,000      12,390
* Chico's FAS, Inc.                                         589,700      11,381
* Stage Stores, Inc.                                        509,400      11,008
  Ross Stores, Inc.                                         253,900      10,626
* Fisher Scientific International Inc.                      349,550       9,997
  Pier 1 Imports Inc.                                       529,000       9,972
  Blockbuster Inc. Class A                                  339,600       8,140
* United Natural Foods, Inc.                                308,900       7,506
* FreeMarkets, Inc.                                         968,100       6,951
* Dollar Tree Stores, Inc.                                  250,682       6,590
* Cost Plus, Inc.                                           228,000       6,589
* Michaels Stores, Inc.                                     137,100       6,164
* Hot Topic, Inc.                                           299,825       5,847
* ValueVision Media, Inc.                                   367,500       4,858
* Insight Enterprises, Inc.                                 559,400       4,274
* AnnTaylor Stores Corp.                                    180,700       4,234
* Urban Outfitters, Inc.                                    175,600       4,218
* The Gymboree Corp.                                        229,200       4,208
* Tractor Supply Co.                                        103,200       3,921
  Fred's, Inc.                                              143,450       3,915
* J. Jill Group, Inc.                                       173,350       3,737
* Too Inc.                                                  140,300       3,550
* PETsMART, Inc.                                            168,600       3,222
* Aeropostale, Inc.                                         240,780       2,882
* Linens 'n Things, Inc.                                    108,200       2,544
  Claire's Stores, Inc.                                      93,500       2,409
* Group 1 Automotive, Inc.                                  110,900       2,344
* ShopKo Stores, Inc.                                       184,100       2,333
* Electronics Boutique
    Holdings Corp.                                           86,700       2,185
* Global Imaging Systems, Inc.                              116,200       2,137
* A.C. Moore Arts & Crafts, Inc.                            122,800       1,933
* Jo-Ann Stores, Inc. Class A                                78,100       1,902
* Christopher & Banks Corp.                                  65,550       1,750
* Sharper Image Corp.                                        73,300       1,537
* Tuesday Morning Corp.                                      69,800       1,460
* The Wet Seal, Inc. Class A                                118,850       1,383
* The Sports Authority, Inc.                                231,700       1,376
* Men's Wearhouse, Inc.                                      96,000       1,317
  Cato Corp. Class A                                         67,100       1,231
* Galyan's Trading Co.                                      112,400       1,214
* The Children's Place
    Retail Stores, Inc.                                     125,600       1,105
  Hancock Fabrics, Inc.                                      66,900       1,064
* Priceline.com Inc.                                        443,300         980
* Mothers Work, Inc.                                         24,400         879
* Party City Corp.                                           67,200         814
* GSI Commerce, Inc.                                        159,700         784
* Stein Mart, Inc.                                          109,200         638
* Footstar Inc.                                              87,100         632
* Charming Shoppes, Inc.                                    127,000         584
* The Dress Barn, Inc.                                       35,800         562
* Whitehall Jewellers, Inc.                                  57,100         542
  Deb Shops, Inc.                                            18,600         465
* Cole National Corp. Class A                                20,800         291
* bebe stores, inc.                                          14,700         191

  SERVICES--COMMERCIAL (3.2%)
* The Corporate Executive
    Board Co.                                               555,700      18,444
* Overture Services, Inc.                                   594,100      16,356
* Teletech Holdings Inc.                                  1,338,700       7,979
  G & K Services, Inc. Class A                              243,200       7,812
  ServiceMaster Co.                                         740,300       7,588
* Kroll Inc.                                                377,500       7,354
* Weight Watchers
    International, Inc.                                     108,000       5,114
  Regis Corp.                                               170,600       5,005
* Coinstar, Inc.                                            157,500       4,723
* FTI Consulting, Inc.                                       96,500       4,014
* Pre-Paid Legal Services, Inc.                             161,600       3,484
* Getty Images, Inc.                                        104,600       2,998
* Waste Connections, Inc.                                    80,200       2,934
* MemberWorks, Inc.                                         151,900       2,634
* Hotels.com Class A                                         39,400       2,457
* Right Management
    Consultants, Inc.                                       148,050       1,951
* MPS Group, Inc.                                           287,000       1,547
* Labor Ready, Inc.                                         193,300       1,330
* Cross Country, Inc.                                       101,700       1,253
* ICT Group, Inc.                                            66,900       1,248
* DiamondCluster
    International, Inc.                                     458,700       1,220
* Forrester Research, Inc.                                   86,300       1,191
  Kelly Services, Inc. Class A                               48,700       1,152
* 4Kids Entertainment Inc.                                   42,100       1,139
* Spherion Corp.                                            177,100       1,079
* Pegasus Solutions Inc.                                     86,700         945
* Lightbridge, Inc.                                         148,400         938
* CoStar Group, Inc.                                         49,900         816
* First Consulting Group, Inc.                              109,500         597
* Navigant Consulting, Inc.                                  99,300         521
  Rollins, Inc.                                              21,500         508

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE^
EXPLORER FUND                                                SHARES        (000)
--------------------------------------------------------------------------------
  World Fuel Services Corp.                                  20,100  $      436
* APAC Teleservices, Inc.                                   162,400         411
* Raindance Communications, Inc.                            112,600         323
* Metro One
    Telecommunications, Inc.                                 70,700         317
* Administaff, Inc.                                          44,100         268
  ABM Industries Inc.                                         4,200          62

  SHOES (0.5%)
*(2)Vans, Inc.                                            1,534,240       7,088
* Kenneth Cole Productions, Inc.                            112,000       2,688
  K-Swiss, Inc.                                             100,100       2,566
* Skechers U.S.A., Inc.                                     225,100       2,228
* Steven Madden, Ltd.                                        93,300       1,595
* Timberland Co.                                             31,900       1,014

  TEXTILES APPAREL MANUFACTURING (0.7%)
  Tokyo Style Co., Ltd.                                   1,133,000       9,073
  Phillips-Van Heusen Corp.                                 378,200       5,113
* Quiksilver, Inc.                                          183,700       4,411
* Coach, Inc.                                               101,800       3,029
  Oshkosh B' Gosh, Inc. Class A                              80,000       2,384
* Nautica Enterprises, Inc.                                  76,800         860

  WHOLESALERS
* United Stationers, Inc.                                    64,800       1,927
                                                                     -----------
                                                                        854,731
                                                                     -----------
CONSUMER STAPLES (1.7%)
*(2)Wild Oats Markets Inc.                                1,401,600      15,811
* Hain Celestial Group, Inc.                                685,300       9,820
* NBTY, Inc.                                                369,800       5,750
* Performance Food Group Co.                                151,800       5,645
  Dial Corp.                                                169,500       3,604
  Interstate Bakeries Corp.                                 143,400       3,572
  Sensient Technologies Corp.                               118,700       2,890
  Universal Corp. (VA)                                       77,100       2,715
  Dole Food Co.                                              90,200       2,650
  Dreyer's Grand Ice Cream, Inc.                             32,000       2,260
  Nash-Finch Co.                                            115,000       1,418
* Del Monte Foods Co.                                       131,500       1,055
* American Italian Pasta Co.                                 29,200       1,006
  Schweitzer-Mauduit
    International, Inc.                                      34,700         860
* The Great Atlantic &
    Pacific Tea Co., Inc.                                   137,000         780
  Sanderson Farms, Inc.                                      37,300         687
* National Beverage Corp.                                    36,000         522
* Chiquita Brands International, Inc.                        22,400         274
  Coca-Cola Bottling Co.                                      4,300         229
  Farmer Brothers, Inc.                                         400         123
  J.M. Smucker Co.                                            3,300         121
                                                                     -----------
                                                                         61,792
                                                                     -----------
FINANCIAL SERVICES (12.0%)
  Jefferies Group, Inc.                                     606,800      25,273
  Avalonbay Communities, Inc. REIT                          592,000      22,318
* Investment Technology Group, Inc.                         678,381      21,640
  Regency Centers Corp. REIT                                591,600      18,493
  Legg Mason Inc.                                           388,000      18,026
* The Dun & Bradstreet Corp.                                438,700      16,034
  Manufactured Home
    Communities, Inc. REIT                                  525,550      15,004
  Sun Communities, Inc. REIT                                440,100      14,897
  Van der Moolen Holding NV                                 602,213      13,520
* eSPEED, Inc. Class A                                      901,000      13,119
  Prentiss Properties Trust REIT                            446,000      12,020
  MFA Mortgage Investments,
    Inc. REIT                                             1,414,200      11,497
* Host Marriott Corp. REIT                                1,352,400      11,090
  GATX Corp.                                                519,000      10,406
* Providian Financial Corp.                               2,074,500       9,232
  Westcorp, Inc.                                            393,500       7,587
  Odyssey Re Holdings Corp.                                 372,900       6,794
* LaBranche & Co. Inc.                                      235,550       6,362
  New York Community
    Bancorp, Inc.                                           218,200       6,341
  Hilb, Rogal and Hamilton Co.                              152,500       6,253
  UCBH Holdings, Inc.                                       127,900       5,358
  Redwood Trust, Inc. REIT                                  184,900       4,957
  New Century Financial Corp.                               232,600       4,908
* CheckFree Corp.                                           300,000       4,884
* BISYS Group, Inc.                                         261,000       4,672
  Global Payments Inc.                                      158,600       4,480
  Reinsurance Group of America, Inc.                        161,400       4,437
* AmeriCredit Corp.                                         559,800       4,249
  Staten Island Bancorp, Inc.                               211,200       3,903
  Doral Financial Corp.                                     145,800       3,829
  John H. Harland Co.                                       190,900       3,656
  Community First Bankshares, Inc.                          133,200       3,651
  Pacific Capital Bancorp                                   135,900       3,646
  Dime Community Bancshares                                 159,425       3,348
  R & G Financial Corp. Class B                             134,900       3,223
  FactSet Research Systems Inc.                             109,900       3,006
  East West Bancorp, Inc.                                    83,296       2,874
* PRG-Schultz International, Inc.                           301,200       2,811
* Silicon Valley Bancshares                                 143,500       2,696
* Net.B@nk, Inc.                                            247,300       2,443
  First Bancorp/Puerto Rico                                  96,550       2,417
  Chelsea Property Group REIT                                72,700       2,366
  The South Financial Group, Inc.                           105,100       2,275
  Independent Bank Corp. (MI)                                70,032       2,252
* S1 Corp.                                                  464,500       2,057
  First Midwest Bancorp, Inc.                                73,600       2,045
* Kronos, Inc.                                               57,450       2,045
  CVB Financial Corp.                                        89,525       2,044

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE^
                                                             SHARES        (000)
--------------------------------------------------------------------------------
  Hudson United Bancorp                                      67,100  $    2,043
  Westamerica Bancorporation                                 47,300       2,009
* Triad Guaranty, Inc.                                       53,300       1,954
  Fair, Isaac & Co. Inc.                                     50,775       1,953
  Mills Corp. REIT                                           68,638       1,905
* Southwest Bancorporation of
    Texas, Inc.                                              67,000       1,893
  Cathay Bancorp, Inc.                                       46,700       1,880
* Digital Insight Corp.                                     174,300       1,816
* InterCept, Inc.                                           113,600       1,796
  Greater Bay Bancorp                                       109,600       1,670
  Oriental Financial Group Inc.                              71,500       1,670
  Irwin Financial Corp.                                     107,000       1,552
* First Federal Financial Corp.                              57,000       1,545
  International Bancshares Corp.                             41,700       1,522
  Federal Realty Investment
    Trust REIT                                               56,700       1,494
  Independent Bank Corp. (MA)                                68,200       1,487
  Boston Private Financial
    Holdings, Inc.                                           79,900       1,471
  Shurgard Storage Centers, Inc.
    Class A REIT                                             47,800       1,444
* NCO Group, Inc.                                           104,200       1,431
  Student Loan Corp.                                         14,900       1,418
  Sterling Bancshares, Inc.                                 113,900       1,398
  Texas Regional Bancshares, Inc.                            40,300       1,327
  Pennsylvania REIT                                          50,100       1,285
  Washington REIT                                            52,700       1,269
  CPB, Inc.                                                  25,300       1,240
* Interactive Data Corp.                                     85,300       1,239
  Midwest Banc Holdings, Inc.                                65,200       1,224
* Platinum Underwriters
    Holdings, Ltd.                                           47,100       1,182
  Pacific Northwest Bancorp                                  46,350       1,138
  Seacoast Banking Corp. of Florida                          59,300       1,124
  Provident Bankshares Corp.                                 48,600       1,098
  Republic Bancorp, Inc.                                     87,900       1,082
  CBL & Associates Properties,
    Inc. REIT                                                28,500       1,053
* eFunds Corp.                                              117,500       1,036
* VIB Corp.                                                  68,000       1,020
  NDCHealth Corp.                                            57,500       1,015
  Alexandria Real Estate Equities,
    Inc. REIT                                                24,000       1,008
  Essex Property Trust, Inc. REIT                            21,000         997
  Zenith National Insurance Corp.                            34,500         966
* LendingTree, Inc.                                          78,000         956
* Ameritrade Holding Corp.                                  210,600         952
  Bank of the Ozarks, Inc.                                   41,200         951
  Seacoast Financial Services Corp.                          42,900         932
  NBT Bancorp, Inc.                                          53,200         926
  City Holding Co.                                           32,800         922
* Financial Federal Corp.                                    32,700         916
  Commonwealth Bancorp                                       19,800         911
  First Niagara Financial Group, Inc.                        29,200         880
  Gables Residential Trust REIT                              38,700         877
* CompuCredit Corp.                                         184,200         857
  United Bankshares, Inc.                                    27,100         819
  Chittenden Corp.                                           29,925         819
* Friedman, Billings, Ramsey
    Group, Inc.                                              79,400         792
* Clark/Bardes Inc.                                          46,100         779
  Granite State Bankshares, Inc.                             22,000         734
  PrivateBancorp, Inc.                                       19,200         718
* Saxon Capital Inc.                                         65,400         700
  Tompkins Trustco, Inc.                                     14,800         681
  Chemical Financial Corp.                                   23,200         621
  McGrath Rent Corp.                                         28,100         617
  Brookline Bancorp, Inc.                                    54,000         611
  Chateau Communities, Inc. REIT                             27,000         602
  TrustCo Bank NY                                            55,600         593
  The Macerich Co. REIT                                      20,500         583
  Sterling Bancorp                                           19,010         536
  Flushing Financial Corp.                                   31,300         529
  Glacier Bancorp, Inc.                                      22,600         516
  F & M Bancorp                                              15,400         496
  Humboldt Bancorp                                           41,000         482
  Tanger Factory Outlet Centers,
    Inc. REIT                                                16,300         458
  First Financial Bankshares, Inc.                           11,500         444
  Harleysville National Corp.                                17,400         420
* Hanmi Financial Corp.                                      27,400         414
  Columbia Bancorp                                           18,700         384
  Sandy Spring Bancorp, Inc.                                 11,300         360
* First Republic Bank                                        17,500         354
  Getty Realty Holding Corp. REIT                            18,000         352
* Carreker Corp.                                             47,400         311
  Great Southern Bancorp, Inc.                                8,100         310
  MAF Bancorp, Inc.                                           8,700         283
  Merchants Bancshares, Inc.                                 11,600         278
  Franklin Financial Corp.                                   10,700         267
  Camden National Corp.                                      10,600         264
  Arrow Financial Corp.                                       8,190         253
  Lakeland Financial Corp.                                   10,700         249
  Interchange Financial Services Corp.                       12,600         227
  The Trust Co. of New Jersey                                 8,700         222
  National Penn Bancshares Inc.                               8,000         217
* iDine Rewards Network Inc.                                 23,800         214
* World Acceptance Corp.                                     22,200         199
* Pacific Union Bank                                         17,800         195
  MB Financial, Inc.                                          5,700         193
  Financial Institutions, Inc.                                7,500         192
  TriCo Bancshares                                            8,600         189
  CCBT Financial Cos. Inc.                                    6,000         153

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE^
EXPLORER FUND                                                SHARES        (000)
--------------------------------------------------------------------------------
  First Financial Holdings, Inc.                              5,800  $      148
  Peapack Gladstone Financial Corp.                           2,000         122
* Actrade Financial Technologies, Ltd.                       84,100         106
  S & T Bancorp, Inc.                                         2,300          61
  Warwick Community Bancorp, Inc.                             2,100          60
                                                                     -----------
                                                                        446,299
                                                                     -----------
HEALTH CARE (18.5%)
  BIOTECH RESEARCH & PRODUCTION (3.3%)
* Chiron Corp.                                              355,000      14,023
* Biogen, Inc.                                              350,000      12,842
* Neurocrine Biosciences, Inc.                              225,400      10,120
* Telik, Inc.                                               610,768       9,009
* Cephalon, Inc.                                            158,200       7,948
* Cell Genesys, Inc.                                        688,000       7,203
* InterMune Inc.                                            160,100       5,880
* Human Genome Sciences, Inc.                               578,900       5,656
* Transkaryotic Therapies, Inc.                             448,500       5,221
* NPS Pharmaceuticals Inc.                                  178,700       4,643
* Gene Logic Inc.                                           502,417       3,808
* Millennium Pharmaceuticals, Inc.                          474,000       3,527
* Charles River Laboratories, Inc.                           86,100       3,164
* Albany Molecular Research, Inc.                           200,900       3,102
* Abgenix, Inc.                                             449,100       3,054
* Immunomedics Inc.                                         416,000       2,904
* IDEXX Laboratories Corp.                                   80,400       2,774
* Trimeris, Inc.                                             43,200       2,278
* Corixa Corp.                                              167,900       1,436
* Enzon, Inc.                                                70,100       1,360
* Martek Biosciences Corp.                                   81,400       1,280
* Diversa Corp.                                             118,300       1,150
* Allos Therapeutics Inc.                                   160,300       1,148
* Applera Corp.-
    Celera Genomics Group                                   136,800       1,127
* Array BioPharma Inc.                                      107,900         898
* Genencor International Inc.                                80,300         884
* Sequenom, Inc.                                            342,400         798
* Alexion Pharmaceuticals, Inc.                              74,900         763
* Aksys, Ltd.                                               180,200         721
* Myriad Genetics, Inc.                                      37,900         684
* Kendle International Inc.                                  66,500         543
* Integra LifeSciences Holdings                              34,200         473
* Harvard Bioscience, Inc.                                  131,300         394
* Tanox, Inc.                                                32,100         310
* Versicor, Inc.                                             24,600         271
* Organogenesis, Inc.                                        44,300           4

  DRUGS & PHARMACEUTICALS (4.2%)
* SICOR, Inc.                                             1,115,600      16,611
* Regeneron Pharmaceuticals, Inc.                           921,200      13,938
* Amylin Pharmaceuticals, Inc.                              800,500      13,913
* SangStat Medical Corp.                                    732,800      13,674
* Watson Pharmaceuticals, Inc.                              475,000      13,058
* Vertex Pharmaceuticals, Inc.                              633,900      12,431
  Kissei Pharmaceutical Co., Ltd.                           775,000       9,281
* Isis Pharmaceuticals, Inc.                                601,000       5,866
* Salix Pharmaceuticals, Ltd.                               700,000       5,740
* Barr Laboratories, Inc.                                    97,150       5,715
* Eon Labs, Inc.                                            248,130       5,590
* Kos Pharmaceuticals, Inc.                                 282,700       4,297
* Tularik, Inc.                                             546,000       3,969
* Collagenex Pharmaceuticals, Inc.                          499,427       3,496
* Gilead Sciences, Inc.                                     100,000       3,474
* Pharmaceutical Resources, Inc.                            145,700       3,434
* Scios, Inc.                                                85,500       2,468
* Priority Healthcare Corp. Class B                          97,900       2,378
* ImmunoGen, Inc.                                           652,000       2,093
* Chattem, Inc.                                              49,600       2,080
  AmerisourceBergen Corp.                                    26,669       1,897
* Enzo Biochem, Inc.                                        121,117       1,763
* Medarex, Inc.                                             374,000       1,485
* American Pharmaceuticals
    Partners, Inc.                                           67,255       1,345
* AtheroGenics, Inc.                                        181,400       1,197
* The Medicines Co.                                          80,000       1,162
* aaiPharma Inc.                                             69,700       1,051
* Endo Pharmaceuticals
    Holdings, Inc.                                          136,200         923
* Noven Pharmaceuticals, Inc.                                54,600         699
* CIMA Labs Inc.                                             20,500         479
* Ligand Pharmaceuticals Inc.
    Class B                                                  68,300         449
* Indevus Pharmaceuticals, Inc.                             157,200         316
* NaPro BioTherapeutics, Inc.                               151,200         280
* Bentley Pharmaceuticals, Inc.                              34,300         264
* Perrigo Co.                                                17,200         217
* Pain Therapeutics, Inc.                                    32,700         127

  ELECTRONICS--MEDICAL SYSTEMS (0.4%)
*(2)I-STAT Corp.                                          1,257,000       4,462
* EPIX Medical, Inc.                                        593,600       3,769
* Hologic, Inc.                                             135,500       1,676
* eResearch Technology, Inc.                                 95,400       1,384
* Possis Medical Inc.                                       118,900       1,328
* Bruker Daltonics, Inc.                                    139,800         769
* HealthTronics Surgical Services, Inc.                      68,500         603
* PracticeWorks Inc.                                         29,800         157

  HEALTH & PERSONAL CARE (1.3%)
* IDX Systems Corp.                                       1,255,800      19,540
* Stericycle, Inc.                                          200,800       6,687
* Province Healthcare Co.                                   430,525       5,618
*(2)Matria Healthcare, Inc.                                 601,400       5,557
* Accredo Health, Inc.                                       75,100       3,476
* Apria Healthcare Group Inc.                               107,400       2,619

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE^
                                                             SHARES        (000)
--------------------------------------------------------------------------------
* LabOne, Inc.                                               97,200  $    1,694
* Syncor International Corp.                                 27,100         971
* Impath, Inc.                                               57,201         918
* Odyssey Healthcare, Inc.                                   16,600         581
* Unilab Corp.                                               25,700         549
* Dynacq International, Inc.                                 32,900         466

  HEALTH CARE FACILITIES (1.2%)
* Triad Hospitals, Inc.                                     562,266      20,523
* LifePoint Hospitals, Inc.                                 457,000      14,327
* Beverly Enterprises, Inc.                               1,978,000       4,431
* United Surgical Partners
    International, Inc.                                     181,000       3,595
* Res-Care, Inc.                                            142,000         585
* National Healthcare Corp.                                  10,100         182

  HEALTH CARE MANAGEMENT SERVICES (2.3%)
* Caremark Rx, Inc.                                       1,177,600      20,844
  IMS Health, Inc.                                          850,000      12,784
* Humana Inc.                                               869,900      10,595
* Mid Atlantic Medical Services, Inc.                       244,600       8,903
* AmSurg Corp.                                              245,100       6,828
* Cerner Corp.                                              168,100       5,986
* Pediatrix Medical Group, Inc.                             147,500       5,900
* Allscripts Healthcare
    Solutions, Inc.                                       1,819,700       5,390
* Sierra Health Services, Inc.                              190,600       2,400
* AMERIGROUP Corp.                                           69,700       2,036
* VitalWorks Inc.                                           402,600       1,361
* Per-Se Technologies, Inc.                                 151,300       1,286
* Select Medical Corp.                                       95,100       1,231
* American Medical Security
    Group, Inc.                                              59,500         731
* Cobalt Corp.                                               41,900         685
* CorVel Corp.                                               17,900         591
* MIM Corp.                                                  28,300         203

  MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (4.9%)
* Henry Schein, Inc.                                        620,000      31,105
  Mentor Corp.                                              739,338      28,021
  DENTSPLY International Inc.                               546,750      20,186
  Bausch & Lomb, Inc.                                       574,000      17,851
* CONMED Corp.                                              651,900      12,764
  Arrow International, Inc.                                 357,900      12,584
* Sybron Dental Specialties, Inc.                           498,233       7,199
  Cooper Cos., Inc.                                         100,100       5,305
* INAMED Corp.                                              150,200       4,004
* PolyMedica Corp.                                          119,100       3,348
* Cyberonics, Inc.                                          197,100       3,154
* American Medical Systems
    Holdings, Inc.                                          225,200       3,151
* Conceptus, Inc.                                           218,400       3,042
* Wright Medical Group, Inc.                                164,400       2,829
* Ocular Sciences, Inc.                                     132,100       2,820
* MedSource Technologies, Inc.                              351,925       2,717
* Immucor Inc.                                              107,700       2,402
  Invacare Corp.                                             72,201       2,282
  Diagnostic Products Corp.                                  52,100       2,149
* STERIS Corp.                                               75,100       1,992
* ICU Medical, Inc.                                          45,200       1,752
* IGEN International, Inc.                                   48,200       1,726
* Sola International Inc.                                   114,900       1,435
* Bio-Rad Laboratories, Inc. Class A                         31,200       1,329
* Biosite Inc.                                               46,000       1,328
* Techne Corp.                                               34,800       1,148
* Respironics, Inc.                                          32,800       1,048
  Vital Signs, Inc.                                          30,300         947
  Landauer, Inc.                                             23,200         799
* Advanced Neuromodulation
    Systems, Inc.                                            22,600         689
* Merit Medical Systems, Inc.                                29,300         689
* ResMed Inc.                                                19,100         645
* Osteotech, Inc.                                           107,100         594
* Alaris Medical, Inc.                                       73,300         420
* CryoLife Inc.                                              85,350         330
* Theragenics Corp.                                          39,100         169
* BriteSmile, Inc.                                          153,000          99

  MEDICAL SERVICES (0.9%)
* Coventry Health Care Inc.                                 644,125      21,552
* Covance, Inc.                                             265,200       5,909
* DIANON Systems, Inc.                                       54,700       2,188
* Hanger Orthopedic Group, Inc.                             150,601       2,139
* Option Care, Inc.                                          90,625         707
                                                                     -----------
                                                                        689,328
                                                                     -----------
INTEGRATED OILS
Unocal Corp.                                                 20,794         575

OTHER ENERGY (4.5%)
  St. Mary Land & Exploration Co.                           891,000      22,578
* Grey Wolf, Inc.                                         4,508,300      18,033
* Unit Corp.                                                843,700      16,283
  Helmerich & Payne, Inc.                                   570,300      16,145
  Sunoco, Inc.                                              422,000      12,652
  CARBO Ceramics Inc.                                       323,100      10,307
* TETRA Technologies, Inc.                                  417,900       8,713
* Core Laboratories NV                                      733,600       6,918
  Patina Oil & Gas Corp.                                    178,700       5,209
  Equitable Resources, Inc.                                 132,800       4,728
* Oceaneering International, Inc.                           146,800       4,066
* Ultra Petroleum Corp.                                     483,100       3,976
* Patterson-UTI Energy, Inc.                                118,500       3,427
* Cimarex Energy Co.                                        195,461       3,108
* Houston Exploration Co.                                    90,000       2,764

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE^
EXPLORER FUND                                                SHARES        (000)
--------------------------------------------------------------------------------
* Superior Energy Services, Inc.                            305,100  $    2,499
* Smith International, Inc.                                  79,800       2,495
* Pioneer Natural Resources Co.                              89,600       2,228
  Vintage Petroleum, Inc.                                   227,200       2,181
  Chesapeake Energy Corp.                                   297,000       2,073
  Frontier Oil Corp.                                        131,000       1,966
* Stone Energy Corp.                                         57,500       1,849
* Plains Resources Inc.                                      75,100       1,676
* Atwood Oceanics, Inc.                                      56,100       1,672
* Prima Energy Corp.                                         69,100       1,607
* Hydrill Co.                                                48,300       1,307
* Denbury Resources, Inc.                                   109,200       1,272
* Quicksilver Resources, Inc.                                56,700       1,247
* Horizon Offshore, Inc.                                    149,800         920
* Comstock Resources, Inc.                                  107,400         854
* Spinnaker Exploration Co.                                  44,200         851
* W-H Energy Services, Inc.                                  36,600         608
* Harvest Natural Resources, Inc.                            83,600         558
  Berry Petroleum Class A                                    25,300         421
* Key Energy Services, Inc.                                  42,900         383
* Evergreen Resources, Inc.                                   5,900         243
* Cal Dive International, Inc.                                9,300         204
                                                                     -----------
                                                                        168,021
                                                                     -----------
MATERIALS & PROCESSING (4.2%)
  Valmont Industries, Inc.                                  589,500      14,855
  IMC Global Inc.                                         1,178,400      12,962
  Minerals Technologies, Inc.                               263,600      11,575
* Dycom Industries, Inc.                                    992,500      10,788
  Granite Construction Co.                                  634,450      10,164
* Cytec Industries, Inc.                                    371,400       8,992
  Bowater Inc.                                              262,000       8,879
  Cambrex Corp.                                             269,300       7,497
  Wellman, Inc.                                             729,000       7,363
* Croda International PLC                                 1,693,100       7,019
  Yamato Kogyo Co., Ltd.                                  1,231,000       5,808
  Ball Corp.                                                112,400       5,444
  RPM International, Inc.                                   278,700       4,197
* Crown Cork & Seal Co., Inc.                               533,900       3,417
* Airgas, Inc.                                              223,800       3,415
* Owens-Illinois, Inc.                                      260,000       3,117
* Steel Dynamics, Inc.                                      236,700       3,084
  Crompton Corp.                                            395,300       2,621
  Hughes Supply, Inc.                                        68,400       2,336
  Georgia Gulf Corp.                                         96,500       2,099
* Simpson Manufacturing Co.                                  51,800       1,829
  Albany International Corp.                                 71,300       1,511
  Great Lakes Chemical Corp.                                 59,200       1,440
  ElkCorp                                                    84,800       1,336
* Jones Lang Lasalle Inc.                                    78,800       1,328
  Apogee Enterprises, Inc.                                  110,300       1,305
* Cabot Microelectronics Corp.                               27,600       1,253
  Clarcor Inc.                                               37,100       1,147
  New England Business Service, Inc.                         45,800       1,031
  The Standard Register Co.                                  44,400       1,030
  Olin Corp.                                                 56,800         924
* EMCOR Group, Inc.                                          18,700         909
* Hecla Mining Co.                                          234,300         848
  Acuity Brands, Inc.                                        66,100         793
  Glatfelter                                                 64,200         774
  MacDermid, Inc.                                            37,900         761
* Medis Technology Ltd.                                     106,645         642
  Centex Construction Products, Inc.                         17,700         604
* W.R. Grace & Co.                                          306,700         534
  Spartech Corp.                                             28,500         520
  Brady Corp. Class A                                        12,900         426
  Interface, Inc.                                           102,700         380
  Wausau-Mosinee Paper Corp.                                 35,600         340
* Liquidmetal Technologies                                   32,000         256
* WCI Communities, Inc.                                      14,400         143
  A. Schulman Inc.                                            4,500          79
                                                                     -----------
                                                                        157,775
                                                                     -----------
PRODUCER DURABLES (7.1%)
* Mettler-Toledo International Inc.                         709,100      21,238
* AGCO Corp.                                                811,100      20,602
* Garmin Ltd.                                               957,700      20,035
* Headwaters Inc.                                           617,300      10,587
  Lindsay Manufacturing Co.                                 433,050      10,424
  Donaldson Co., Inc.                                       291,000       9,187
* Palm Harbor Homes, Inc.                                   699,708       9,096
* Polycom, Inc.                                             909,100       8,955
  Kennametal, Inc.                                          279,000       8,696
* Plantronics, Inc.                                         542,700       8,130
* NVR, Inc.                                                  21,400       7,255
* Ultratech Stepper, Inc.                                   794,700       6,993
* Meritage Corp.                                            169,200       6,768
* Andrew Corp.                                              767,800       6,603
* Cymer, Inc.                                               238,200       5,984
* Itron, Inc.                                               271,400       5,941
* ATMI, Inc.                                                266,300       4,897
  Ametek Aerospace Products Inc.                            138,200       4,877
* Hovnanian Enterprises Class A                             116,300       4,398
* Dionex Corp.                                              121,600       3,746
  Engineered Support Systems, Inc.                           67,800       3,317
  Briggs & Stratton Corp.                                    85,000       3,268
  KB HOME                                                    66,400       3,134
* Photronics Inc.                                           247,500       3,005
* SpectraLink Corp.                                         370,200       2,999
* DuPont Photomasks, Inc.                                   138,700       2,897
  Standard Pacific Corp.                                    115,400       2,802
* LAM Research Corp.                                        222,400       2,800
* MKS Instruments, Inc.                                     211,500       2,777
  Lincoln Electric Holdings, Inc.                           117,300       2,761
* Beazer Homes USA, Inc.                                     41,000       2,695
* Brooks-PRI Automation, Inc.                               175,500       2,683

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE^
                                                             SHARES        (000)
--------------------------------------------------------------------------------
  The Manitowac Co., Inc.                                    86,900       2,050
* Varian Semiconductor
    Equipment Associates, Inc.                               86,000       2,049
* Actuant Corp.                                              51,400       2,046
* Rayovac Corp.                                             131,500       1,854
* LTX Corp.                                                 298,000       1,848
* Zygo Corp.                                                411,900       1,824
* Alliant Techsystems, Inc.                                  29,000       1,744
  Nordson Corp.                                              61,400       1,591
* Paxar Corp.                                               108,800       1,569
  IDEX Corp.                                                 50,800       1,526
* Electro Scientific Industries, Inc.                        76,200       1,423
* FEI Co.                                                    79,400       1,274
  C & D Technologies, Inc.                                   77,800       1,241
* Photon Dynamics, Inc.                                      57,400       1,232
  X-Rite Inc.                                               150,200       1,190
* Asyst Technologies, Inc.                                  197,100       1,183
* TRC Cos., Inc.                                             64,800       1,121
  Cohu, Inc.                                                 70,500       1,112
* Genlyte Group, Inc.                                        29,300       1,094
* Powerwave Technologies, Inc.                              235,800       1,087
* CTB International Corp.                                    84,100       1,075
  Woodward Governor Co.                                      27,300       1,038
  Technitrol, Inc.                                           68,900       1,008
  United Industrial Corp.                                    49,500         986
* Entegris Inc.                                             111,400         959
* C-COR Electronics, Inc.                                   222,500         923
* Veeco Instruments, Inc.                                    74,900         897
* Powell Industries, Inc.                                    54,900         862
* Mykrolis Corp.                                            138,100         775
  Helix Technology Corp.                                     70,600         722
  Roper Industries Inc.                                      18,000         695
* Orbital Sciences Corp.                                    188,100         672
* Astec Industries, Inc.                                     72,100         661
  Belden, Inc.                                               46,800         648
  CTS Corp.                                                 101,800         611
* Trikon Technologies, Inc.                                 124,400         601
* Champion Enterprises, Inc.                                257,100         596
* Semitool, Inc.                                             81,500         522
  General Cable Corp.                                       177,000         501
* Somera Communications, Inc.                               230,100         460
* Arris Group Inc.                                          143,700         250
* Axcelis Technologies, Inc.                                 39,500         213
  Baldor Electric Co.                                         5,200          98
                                                                     -----------
                                                                        265,381
                                                                     -----------
TECHNOLOGY (14.3%)
* Western Digital Corp.                                   5,387,300      33,347
* Cree, Inc.                                              1,448,500      24,987
* Maxtor Corp.                                            6,312,680      23,736
* WebEx Communications, Inc.                              1,081,700      16,961
* Hyperion Solutions Corp.                                  571,000      15,417
* J.D. Edwards & Co.                                      1,176,100      13,949
* Varian, Inc.                                              473,500      13,926
* 3Com Corp.                                              2,941,900      12,412
* Fairchild Semiconductor Corp.                           1,026,900      12,220
* Verity, Inc.                                            1,265,600      11,416
* Ingram Micro, Inc. Class A                                793,700      11,374
* Actel Corp.                                               700,700      11,344
* Hutchinson Technology, Inc.                               517,600      10,761
* Monolithic System
    Technology, Inc.                                      1,074,900      10,233
* Red Hat, Inc.                                           2,009,400       9,022
* FLIR Systems, Inc.                                        179,100       8,477
* Agere Systems Inc. Class A                              9,702,400       8,441
* DSP Group Inc.                                            559,900       8,007
* Trimble Navigation Ltd.                                   577,596       7,566
  Symbol Technologies, Inc.                                 820,100       7,094
* ManTech International Corp.                               270,000       6,683
* Silicon Storage Technology, Inc.                        1,471,600       6,563
* Planar Systems, Inc.                                      348,400       6,400
* Electronics for Imaging, Inc.                             345,275       6,291
* Borland Software Corp.                                    464,500       6,238
* Pinnacle Systems, Inc.                                    507,000       6,028
* NetIQ Corp.                                               427,108       6,026
* The TriZetto Group, Inc.                                  936,800       5,704
* Manhattan Associates, Inc.                                250,400       5,629
* Silicon Laboratories Inc.                                 261,100       5,559
* Brocade Communications
    Systems, Inc.                                           792,700       5,446
* Aeroflex, Inc.                                            935,100       5,414
* UTStarcom, Inc.                                           300,000       5,124
* Cognizant Technology
    Solutions Corp.                                          76,500       5,062
* Emulex Corp.                                              266,700       4,787
* Black Box Corp.                                           102,600       4,338
* Acxiom Corp.                                              342,200       4,312
* RF Micro Devices, Inc.                                    483,900       4,108
* Palm, Inc.                                                335,420       4,008
* Tier Technologies, Inc.                                   204,800       3,901
* Benchmark Electronics, Inc.                               172,400       3,838
* SeaChange International, Inc.                             620,500       3,586
* Netscreen Technologies, Inc.                              263,400       3,469
* OmniVision Technologies, Inc.                             286,100       3,239
* Digital River, Inc.                                       308,900       3,225
* Websense, Inc.                                            154,800       3,125
* Packeteer, Inc.                                           589,500       3,124
* GlobespanVirata, Inc.                                   1,084,550       3,015
* j2 Global Communications, Inc.                            108,600       2,979
* Advanced Fibre
    Communications, Inc.                                    183,025       2,961
* Marvell Technology Group Ltd.                             180,400       2,924
* MSCi, Inc.                                                550,400       2,724
  Inter-Tel, Inc.                                            99,600       2,692
* Macromedia, Inc.                                          238,200       2,670
* Rambus Inc.                                               472,159       2,635
* Interland Inc.                                          1,765,000       2,630

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE^
EXPLORER FUND                                                SHARES        (000)
--------------------------------------------------------------------------------
* SanDisk Corp.                                             133,000  $    2,629
* Extreme Networks, Inc.                                    615,700       2,592
* FileNET Corp.                                             236,100       2,562
* Avocent Corp.                                             120,400       2,408
* Foundry Networks, Inc.                                    337,700       2,388
* Digitas Inc.                                              843,500       2,328
* Ulticom, Inc.                                             405,900       2,326
* Sycamore Networks, Inc.                                   897,500       2,244
* Newport Corp.                                             201,000       2,203
* Semtech Corp.                                             151,900       2,146
* Imation Corp.                                              51,600       2,111
* MICROS Systems, Inc.                                      100,900       2,095
* Parlex Corp.                                              193,000       2,075
* Vignette Corp.                                          1,948,500       2,065
* webMethods, Inc.                                          275,100       1,989
* JDA Software Group, Inc.                                  222,100       1,943
* Documentum, Inc.                                          130,700       1,910
* Genesis Microchip Inc.                                    158,000       1,852
* Stratex Networks, Inc.                                    805,000       1,852
* Catapult Communications Corp.                             142,600       1,845
* Tekelec                                                   209,700       1,816
* Dendrite International, Inc.                              291,200       1,797
* American Management
    Systems, Inc.                                           149,300       1,795
* ESS Technology, Inc.                                      328,400       1,790
* Fidelity National Information
    Solutions, Inc.                                          89,600       1,715
* SERENA Software, Inc.                                     103,200       1,647
* RealNetworks, Inc.                                        458,900       1,611
* Progress Software Corp.                                   124,900       1,559
* Concord Communications, Inc.                              210,000       1,535
* InVision Technologies, Inc.                                43,100       1,526
* Intergraph Corp.                                           80,400       1,479
* Silicon Image, Inc.                                       303,900       1,361
* ANSYS, Inc.                                                68,900       1,350
* Sipex Corp.                                               758,000       1,243
* SonicWALL, Inc.                                           445,000       1,237
  Cubic Corp.                                                80,800       1,228
* Systems & Computer
    Technology Corp.                                        129,700       1,222
* Herley Industries Inc.                                     68,800       1,119
* CommScope, Inc.                                           142,500       1,119
* Kopin Corp.                                               269,900       1,001
* Moldflow Corp.                                            177,500         978
* SPSS, Inc.                                                 89,700         953
* Tyler Technologies, Inc.                                  236,900         948
* Excel Technology, Inc.                                     51,000         941
* TTM Technologies, Inc.                                    501,575         918
* Standard Microsystem Corp.                                 47,800         916
  Bel Fuse, Inc. Class B                                     48,200         915
* CACI International, Inc.                                   22,300         912
* Stellent Inc.                                             256,900         912
* Zomax Inc.                                                213,600         876
* Digimarc Corp.                                             66,400         853
* Artisan Components, Inc.                                   65,200         850
* Microtune, Inc.                                           500,000         845
* Zoran Corp.                                                56,300         844
* Concurrent Computer Corp.                                 443,700         825
* EPIQ Systems, Inc.                                         46,900         783
* Sapient Corp.                                             500,000         775
* Magma Design Automation, Inc.                              86,100         735
  Sypris Solutions, Inc.                                     69,500         734
* MRO Software Inc.                                          99,300         721
* Docucorp International, Inc.                               88,200         697
* Plexus Corp.                                               63,500         681
* Manufacturers' Services Ltd.                              157,500         674
* MSC.Software Corp.                                        119,000         666
* RadiSys Corp.                                              99,600         666
* Gartner, Inc. Class A                                      83,100         665
* OpenTV Corp.                                              484,000         653
* At Road, Inc.                                             127,500         636
* PEC Solutions, Inc.                                        18,200         631
* InFocus Corp.                                             106,500         624
* LeCroy Corp.                                               57,700         613
* ScanSource, Inc.                                           10,000         601
* Radiant Systems, Inc.                                      52,600         569
* F5 Networks, Inc.                                          60,500         568
* ScanSoft, Inc.                                            115,300         533
* EMS Technologies, Inc.                                     36,000         504
* Answerthink Consulting
    Group, Inc.                                             273,900         493
* Siliconix, Inc.                                            21,600         482
* Liberate Technologies, Inc.                               362,500         479
* Lexar Media, Inc.                                         100,800         401
* MetaSolv, Inc.                                            278,000         367
* QuadraMed Corp.                                           137,500         363
* Oak Technology, Inc.                                      216,100         359
* Keane, Inc.                                                41,800         344
* Entrust, Inc.                                             150,400         340
* Syntel, Inc.                                               18,300         336
* Netro Corp.                                               197,400         328
* Phoenix Technologies Ltd.                                  57,800         321
* Datastream Systems, Inc.                                   51,600         297
* Pegasystems Inc.                                           41,500         245
* PLX Technology, Inc.                                       71,300         245
* Daktronics, Inc.                                           25,600         237
* ClearOne Communications Inc.                               72,700         229
* Virage Logic Corp.                                         13,178         149
* AsiaInfo Holdings, Inc.                                    44,000         137
* Roxio, Inc.                                                41,600         127
* Adaptec, Inc.                                              16,200          97
* DRS Technologies, Inc.                                        600          20
* Clarent Corp.                                              58,800           1
                                                                     -----------
                                                                        533,472
                                                                     -----------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE^
                                                             SHARES        (000)
--------------------------------------------------------------------------------
UTILITIES (1.4%)
* Nextel Partners, Inc.                                   3,092,800  $   21,996
* Qwest Communications
    International Inc.                                    3,315,400      11,239
* General Communication, Inc.                             1,110,700       5,154
* Commonwealth Telephone
    Enterprises, Inc.                                       119,140       4,399
* IDT Corp.                                                 125,400       2,157
  UGI Corp. Holding Co.                                      28,600       1,109
* Southwestern Energy Co.                                    96,900       1,089
  American States Water Co.                                  39,800       1,067
* Mediacom Communications Corp.                             192,100       1,047
  North Pittsburgh Systems, Inc.                             48,900         638
  Southwest Water Co.                                        31,400         461
  Shenandoah
    Telecommunications Co.                                    8,300         414
  MGE Energy, Inc.                                           10,600         286
* Touch America Holdings, Inc.                              422,300         186
  Hickory Tech Corp.                                         17,700         175
  Otter Tail Corp.                                            4,800         135
* US Unwired Inc.                                           204,100          90
                                                                     -----------
                                                                         51,642
                                                                     -----------
OTHER (0.7%)
  Brunswick Corp.                                           854,500      17,586
  Lennox International Inc.                                 171,000       2,213
  Lancaster Colony Corp.                                     48,000       2,182
  Carlisle Co., Inc.                                         41,900       1,562
  GenCorp, Inc.                                             134,100       1,097
* FMC Corp.                                                  22,100         676
                                                                     -----------
                                                                         25,316
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $3,853,738)                                                   3,432,590
--------------------------------------------------------------------------------
                                                               FACE
                                                             AMOUNT
                                                              (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.6%)(1)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(3) 1.56%, 1/8/2003                                        $ 17,000      16,948
U.S. TREASURY BILL
(3) 1.86%, 12/5/2002                                          1,400       1,398
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.92%, 11/2/2002                                          298,302     298,302
  1.92%, 11/2/2002--Note G                                   78,424      78,424
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $395,074)                                                       395,072
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.8%)
  (Cost $4,248,812)                                                   3,827,662
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.8%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     44,796
Liabilities--Note G                                                    (147,914)
                                                                     -----------
                                                                       (103,118)
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $3,724,544
================================================================================
^See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 96.6% and 6.2%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $39,862,000.
(3)Securities with an aggregate value of $18,346,000 have been segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
AT OCTOBER 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital                                                      $4,732,195
Overdistributed Net Investment Income--Note F                            (3,991)
Accumulated Net Realized Losses--Note F                                (578,557)
Unrealized Depreciation--Note F
  Investment Securities                                                (421,150)
  Futures Contracts                                                      (3,953)
--------------------------------------------------------------------------------
NET ASSETS                                                           $3,724,544
================================================================================

Investor Shares--Net Assets
Applicable to 76,941,115 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $3,431,857
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                               $44.60
================================================================================

Admiral Shares--Net Assets
Applicable to 7,063,992 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                            $292,687
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                $41.43
================================================================================

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                   EXPLORER FUND
                                                     YEAR ENDED OCTOBER 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                           $  20,339
  Interest                                                                8,272
  Security Lending                                                        1,096
--------------------------------------------------------------------------------
    Total Income                                                         29,707
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
  Basic Fee                                                               8,625
  Performance Adjustment                                                  3,051
The Vanguard Group--Note C
  Management and Administrative
    Investor Shares                                                      17,175
    Admiral Shares                                                          650
  Marketing and Distribution
    Investor Shares                                                         675
    Admiral Shares                                                           15
Custodian Fees                                                               47
Auditing Fees                                                                12
Shareholders' Reports and Proxies
  Investor Shares                                                           212
  Admiral Shares                                                             --
Trustees' Fees and Expenses                                                   6
--------------------------------------------------------------------------------
    Total Expenses                                                       30,468
    Expenses Paid Indirectly--Note D                                       (429)
--------------------------------------------------------------------------------
    Net Expenses                                                         30,039
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                               (332)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold*                                          (345,888)
  Futures Contracts                                                     (35,110)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (380,998)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                (273,544)
  Futures Contracts                                                       2,556
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       (270,988)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $(652,318)
================================================================================
*Realized net gain (loss) from affiliated companies of the fund was $2,825,000.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                             EXPLORER FUND
                                                     ---------------------------
                                                        YEAR ENDED OCTOBER 31,
                                                     ---------------------------
                                                              2002         2001
                                                             (000)        (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income (Loss)                           $    (332)  $   10,255
  Realized Net Gain (Loss)                                (380,998)    (207,701)
  Change in Unrealized Appreciation (Depreciation)        (270,988)    (582,165)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Operations                                     (652,318)    (779,611)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                         (8,068)     (15,049)
    Admiral Shares                                            (188)          --
  Realized Capital Gain*
    Investor Shares                                             --     (837,311)
    Admiral Shares                                              --           --
--------------------------------------------------------------------------------
    Total Distributions                                     (8,256)    (852,360)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note H
  Investor Shares                                            9,090    1,062,190
  Admiral Shares                                           379,967           --
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                                   389,057    1,062,190
--------------------------------------------------------------------------------
  Total Increase (Decrease)                               (271,517)    (569,781)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                    3,996,061    4,565,842
--------------------------------------------------------------------------------
  End of Period                                         $3,724,544   $3,996,061
================================================================================
*Includes short-term gain distributions totaling $0 and $505,035,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

EXPLORER FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------
                                                             YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      2002     2001     2000     1999      1998
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $51.91   $77.28   $61.49   $49.60    $62.31
----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income (Loss)                     (.005)     .15      .25      .21       .21
  Net Realized and Unrealized Gain (Loss)
    on Investments                                (7.200)  (11.36)   23.80    12.18     (6.82)
----------------------------------------------------------------------------------------------
    Total from Investment Operations              (7.205)  (11.21)   24.05    12.39     (6.61)
----------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income             (.105)    (.25)    (.23)    (.20)     (.25)
  Distributions from Realized Capital Gains           --   (13.91)   (8.03)    (.30)    (5.85)
----------------------------------------------------------------------------------------------
    Total Distributions                            (.105)  (14.16)   (8.26)    (.50)    (6.10)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $44.60   $51.91   $77.28   $61.49    $49.60
==============================================================================================

TOTAL RETURN                                     -13.93%  -16.22%   42.56%   25.14%   -11.22%
==============================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)            $3,432   $3,996   $4,566   $2,484    $2,196
  Ratio of Total Expenses to Average Net Assets    0.70%    0.72%    0.71%    0.74%     0.62%
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                           (0.01%)    0.24%    0.36%    0.36%     0.37%
  Portfolio Turnover Rate                            69%      77%     123%      79%       72%
==============================================================================================

26

EXPLORER FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                              NOV. 12, 2001* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                     OCT. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .035
  Net Realized and Unrealized Gain (Loss) on Investments                 (8.498)
--------------------------------------------------------------------------------
    Total from Investment Operations                                     (8.463)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.107)
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
    Total Distributions                                                   (.107)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $41.43
================================================================================

TOTAL RETURN                                                            -16.98%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                     $293
  Ratio of Total Expenses to Average Net Assets                         0.61%**
  Ratio of Net Investment Income to Average Net Assets                  0.13%**
  Portfolio Turnover Rate                                                   69%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. Futures Contracts: The fund uses S&P MidCap 400 and Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

     5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Granahan Investment Management, Inc., Wellington Management Company, LLP, Chartwell Investment Partners, and Grantham, Mayo, Van Otterloo & Co. LLC provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fees of Granahan, Wellington, and Chartwell are subject to quarterly adjustments based on performance for the preceding three years relative to a combination of the Russell 2000 Growth Index and the Small Company Growth Fund Stock Index (an index of the stocks held by the largest small-capitalization stock mutual funds). The basic fee of Grantham, Mayo, Van Otterloo is subject to quarterly adjustments based on performance relative to the Russell 2000 Growth Index. Effective in 2003, performance fees paid to each adviser will begin to be based on performance relative to the Russell 2500 Growth Index.
     The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $443,000 for the year ended October 31, 2002.
     For the year ended October 31, 2002, the aggregate investment advisory fee represented an effective annual basic rate of 0.20% of the fund's average net assets before an increase of $3,051,000 (0.07%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2002, the fund had contributed capital of $713,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.71% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended October 31, 2002, these arrangements reduced the fund's expenses by $429,000 (an annual rate of 0.01% of average net assets).

E. During the year ended October 31, 2002, the fund purchased $3,141,226,000 of investment securities and sold $2,704,401,000 of investment securities, other than temporary cash investments.

F. At October 31, 2002, the fund had available a capital loss carryforward of $580,717,000 to offset future net capital gains of $201,887,000 through October 31, 2009, and $378,830,000 through October 31, 2010. Certain of the fund's expenses are not currently deductible for tax purposes. After taking into account this timing difference, the fund had $643,000 of taxable income available for distribution to shareholders.
     At October 31, 2002, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $421,150,000, consisting of unrealized gains of $450,184,000 on securities that had risen in value since their purchase and $871,334,000 in unrealized losses on securities that had fallen in value since their purchase.

     At October 31, 2002, the aggregate settlement value of open futures contracts expiring in December 2002 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                             (000)
                                                --------------------------------
                                                 AGGREGATE           UNREALIZED
                             NUMBER OF          SETTLEMENT         APPRECIATION
FUTURES CONTRACTS       LONG CONTRACTS               VALUE       (DEPRECIATION)
--------------------------------------------------------------------------------
S&P MidCap 400 Index               223            $ 47,370              $(1,562)
Russell 2000 Index                 634             118,432               (2,391)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

G. The market value of securities on loan to broker/dealers at October 31, 2002, was $68,332,000, for which the fund held cash collateral of $78,424,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                               YEAR ENDED OCTOBER 31,
                                  ----------------------------------------------
                                           2002                    2001
                                  --------------------   -----------------------
                                       AMOUNT   SHARES        AMOUNT     SHARES
                                        (000)    (000)         (000)      (000)
--------------------------------------------------------------------------------
Investor Shares
  Issued                          $ 1,165,688   21,456   $ 1,307,520     21,904
  Issued in Lieu of Cash Distributions  7,898      133       839,334     14,653
  Redeemed                         (1,164,496) (21,632)   (1,084,664)   (18,659)
                                  ----------------------------------------------
    Net Increase (Decrease)--
      Investor Shares                   9,090      (43)    1,062,190     17,898
                                  ----------------------------------------------
Admiral Shares
  Issued                              434,053    8,238            --         --
  Issued in Lieu of Cash Distributions    169        3            --         --
  Redeemed                            (54,255)  (1,177)           --         --
                                  ----------------------------------------------
    Net Increase (Decrease)--
      Admiral Shares                  379,967    7,064            --         --
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Explorer Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 4, 2002

--------------------------------------------------------------------------------
SPECIAL 2002 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD EXPLORER FUND

This information for the fiscal year ended October 31, 2002, is included pursuant to provisions of the Internal Revenue Code.
     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.
     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

------------------------------------------------------------------------------------------------------------------------------------
NAME                   POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)        (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE  OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*       Chairman of the Board,          Chairman of the Board, Chief Executive Officer, and
(1954)                 Chief Executive Officer,        Director/Trustee of The Vanguard Group, Inc., and of each of the investment
May 1987               and Trustee                     companies served by The Vanguard Group.
                       (112)
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
CHARLES D. ELLIS       Trustee                         The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                 (112)                           to Greenwich Associates (international business-strategy consulting);
January 2001                                           Successor Trustee of Yale University; Overseer of the Stern School of
                                                       Business at New York University; Trustee of the Whitehead Institute
                                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA         Trustee                         Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                 (90)                            Chairman (January-September 1999), and Vice President (prior to
December 2001                                          December 2001 September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems
                                                       (communications components); Board Member of the American Chemistry
                                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN Trustee                         Vice President, Chief Information Officer, and Member of the Executive
(1950)                 (112)                           Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                              Director of the Medical Center at Princeton and Women's Research
                                                       and Education Institute.
------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL      Trustee                         Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                 (110)                           Director of Vanguard Investment Series plc (Irish investment fund)
                                                       (since May 1977 November 2001), Vanguard Group (Ireland) Limited (Irish
                                                       investment management firm) (since November 2001), Prudential Insurance
                                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                                       (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.  Trustee                         Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                 (112)                           Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich
                                                       January 1993 Corporation (industrial products/aircraft systems and services);
                                                       Director of the Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON     Trustee                         Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                 (112)                           (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

------------------------------------------------------------------------------------------------------------------------------------
NAME                    POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)         (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE   OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
R. GREGORY BARTON       Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                  (112)                           (since September 1997); Secretary of The Vanguard Group, and of each
June 2001                                               of the investment companies served by The Vanguard Group; Principal of The Vanguard Group (prior to September 1997).
------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS       Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the investment
(1957)                  (112)                           companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment
 Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
MORTIMOR J. BUCKLEY, Information Technology.
JAMES H. GATELY, Director Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Instititional Investor Group.
MICHAEL S. MILLER, Planning and Developement.
RALPH K. PACKARD, Chief Finanaicl Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

Vanguard, The Vanguard Group, Vanguard.com, Admiral, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

                                               [THE VANGUARD GROUP(R) SHIP LOGO]
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q240 122002